UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
______________________________________________
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☐	Soliciting Material Pursuant to §240.14a-12
bluebird bio, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
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BLUEBIRD BIO, INC.
60 BINNEY STREET
CAMBRIDGE, MASSACHUSETTS 02142

ADDITIONAL INFORMATION REGARDING
2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 18, 2020
The following Notice of Change of Location to Virtual Meeting Format relates to and supplements the Notice of 2020 Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of bluebird bio, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Board for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 18, 2020 at 8:30 a.m., Eastern Time.
On June 3, 2020, the Company issued the following press release related to a change to the location of the Annual Meeting. As described below, the Annual Meeting will be held on the same date and at the same time, but will now be held in a virtual-only meeting format.
Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged. We urge you to read this supplement carefully in its entirety together with the Proxy Statement. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented by this supplement. This supplement is being filed with the SEC and is being made available to stockholders on or about June 3, 2020.
THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
***
bluebird bio Announces that Its 2020 Annual Meeting of Stockholders Will be Held in Virtual Format
CAMBRIDGE, MA (June 3, 2020) — bluebird bio, Inc. (Nasdaq: BLUE) today announced that, due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic, to support the health and well-being of its directors, employees and stockholders, the location of the Company’s 2020 Annual Meeting of Stockholders (including any adjournments or postponements, the “Annual Meeting”) has been changed to a virtual format only.
As previously announced, the Annual Meeting will be held at 8:30 a.m., Eastern Time, on Thursday, June 18, 2020. Stockholders will not be able to attend the Annual Meeting in person, but instead will be able to attend virtually. You will be able to participate in the annual meeting, vote your shares electronically and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/BLUE2020 and entering your 16-digit control number found on the voting form that was enclosed with the proxy materials for the Annual Meeting that were previously distributed. If a stockholder encounters any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided.
As described in the proxy materials for the Annual Meeting that were previously distributed, stockholders are entitled to participate in the Annual Meeting if they were a stockholder of the Company as of the close of business on April 23, 2020, the record date.

Whether or not a stockholder plans to participate in the live webcast of the Annual Meeting, we urge all stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting that were previously provided to the stockholders. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote stockholder shares in connection with the Annual Meeting.
A notice regarding this change to a virtual meeting format is being filed as additional proxy materials with the Securities and Exchange Commission together with this press release.
About bluebird bio, Inc.
bluebird bio, Inc. (Nasdaq: BLUE) is pioneering gene therapy with purpose. From our Cambridge, MA headquarters, we’re developing gene therapies for severe genetic diseases and cancer, with the goal that people facing potentially fatal conditions with limited treatment options can live their lives fully. Beyond our labs, we’re working to positively disrupt the healthcare system to create access, transparency and education so that gene therapy can become available to all those who can benefit.
bluebird bio is a human company powered by human stories. We’re putting our care and expertise to work across a spectrum of disorders including cerebral adrenoleukodystrophy, sickle cell disease, ß-thalassemia and multiple myeloma, using three gene therapy technologies: gene addition, cell therapy and (megaTAL-enabled) gene editing.
bluebird bio has additional nests in Seattle, WA; Durham, NC; and Zug, Switzerland.
bluebird bio is a trademark of bluebird bio, Inc.
Learn more at www.bluebirdbio.com.

Investor Relations Contact:
Ingrid Goldberg
i.goldberg@bluebirdbio.com
410-960-5022
OR
Elizabeth Pingpank
epingpank@bluebirdbio.com
617-914-8736

Media Contact:
Jenn Snyder
jsnyder@bluebirdbio.com
617-448-0281

***

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2020
Dear Fellow Stockholders:
Due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic, to support the health and well-being of bluebird bio’s directors, employees and stockholders, notice is hereby given that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of bluebird bio, Inc. has been changed. As previously announced, the Annual Meeting will be held on Thursday, June 18, 2020 at 8:30 a.m., Eastern Time. In light of public health concerns regarding the COVID-19 outbreak, the Annual Meeting will be held in a virtual meeting format only. The Annual Meeting will be accessible solely by means of remote communication and stockholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting that were previously distributed, only stockholders of record at the close of business on April 23, 2020 are entitled to notice of and to vote at the Annual Meeting. You will be able to participate in the annual meeting, vote your shares electronically and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/BLUE2020 and entering your 16-digit control number found on the voting form that was enclosed with the proxy materials for the Annual Meeting that were previously distributed. If a stockholder encounters any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided. Whether or not you plan to participate in the live webcast of the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Sincerely,

Nick Leschly President & Chief Executive Officer
Cambridge, Massachusetts June 3, 2020